                                                                    EXHIBIT 10.7


                               AMENDMENT NO. 1 TO
                           SECOND AMENDED AND RESTATED
                        COMMODITIES REPURCHASE AGREEMENT

         This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED COMMODITIES REPURCHASE AGREEMENT (this "Amendment") is made and dated as of August 29, 2003, by and among (a) EOTT Energy Operating Limited Partnership (the "Client") and
(b) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Crude Oil Purchase Agreement (as defined below).

         WHEREAS, Client, SCTSC and Standard Chartered Bank have entered into that Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Crude Oil Purchase Agreement"), pursuant to which SCTSC has purchased from Client, and Client has agreed to repurchase from SCTSC on the Repurchase Date, certain barrels of crude oil constituting Client's line fill; and

         WHEREAS, Client has requested that SCTSC amend the Crude Oil Purchase Agreement, and SCTSC, on the terms and subject to the conditions set forth below, has agreed to amend the Crude Oil Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, Client and SCTSC agree as follows:

         SECTION 1. AMENDMENTS TO THE CRUDE OIL PURCHASE AGREEMENT.

         (a) Section 10 of the Crude Oil Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         "a) On any date which is four Business Days prior to the Initial Maturity Date, at the option of Client and upon written notice to SCTSC, Client may extend the Repurchase Date from the Initial Maturity Date until March 1, 2004 (the "First Extension Date"), upon payment to SCTSC of a non-refundable extension fee in an amount equal to one-half of one percent (0.5%) multiplied by the Maximum Commitment as of the Initial Maturity Date.

         b) If the Repurchase Date has been extended pursuant to clause (i) above, on any date which is four Business Days prior to the First Extension Date, at the option of Client and upon written notice to SCTSC, Client may extend the Repurchase Date from the First Extension Date until August 30, 2004, upon payment to SCTSC of a non-refundable extension fee in an amount equal to one-half of one percent (0.5%) multiplied by the Maximum Commitment as of the First Extension Date."

         SECTION 2. REPRESENTATION AND WARRANTIES. Client represents and warrants to SCTSC as follows:

                  (a) The representations and warranties of Client contained in the Crude Oil Purchase Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by Client of this Amendment and the performance by Client of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by Client, do not and will not (a) contravene any provision of Client's organizational documents or (b) conflict with any law, regulation or contractual restriction binding on or affecting Client.

                  (c) This Amendment and the Crude Oil Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligations of Client, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 3. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "Effective Date") subject to satisfaction of the following conditions precedent:

                  (a) Amendment Agreement. This Amendment shall have been duly authorized, executed and delivered to SCTSC by SCTSC and Client.

                  (b) Officer's Certificate. SCTSC shall have received from Client a certificate, dated the Effective Date, of its Secretary as to:

                           (i) evidence of all action then in full force and
                  effect authorizing the execution, delivery and performance of the Amendment;

                           (ii) the incumbency and signatures of the officers of
                  Client authorized to act with respect to the Amendment; and

                           (iii) any amendments to the organizational documents
                  of Client since such organizational documents were last certified to SCTSC.

         Such certificate shall be in form and substance satisfactory to SCTSC.

         SECTION 4. EXPENSES. Client shall pay all reasonable out-of-pocket expenses incurred by SCTSC in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and expenses of Bingham McCutchen LLP.

         SECTION 5. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Crude Oil Purchase Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                             EOTT ENERGY OPERATING LIMITED
                                             PARTNERSHIP

                                             By: EOTT ENERGY GENERAL
                                                 PARTNER, L.L.C., its General
                                                 Partner

                                             /s/ James Allred
                                             -----------------------
                                             James Allred
                                             Vice President and Treasurer

                                             STANDARD CHARTERED TRADE
                                             SERVICES CORPORATION

                                            By: /s/ Allan Matamis
                                               ---------------------------------
                                               Name:  Allan Matamis
                                               Title: Assistant Vice President

                                            By: /s/ Millet
                                               ---------------------------------
                                               Name:   Millet
                                               Title:  Chief Operating Officer

ACKNOWLEDGED BY:

STANDARD CHARTERED BANK,
  as Collateral Agent

By: /s/ Elizabeth Newman
   ---------------------------------
   Name:  Elizabeth Newman
   Title: Senior Vice President